Exhibit 99.1

FOR IMMEDIATE RELEASE

Lincoln Financial Group Announces Plan to Raise Capital, Including Common Stock, Debt and CPP Preferred Stock

Commences $600 Million Common Stock Offering

PHILADELPHIA, June 15, 2009 – Lincoln Financial Group (NYSE:LNC) today announced a registered public underwritten offering of $600 million of its common shares. The underwriters will have a 30-day option to purchase up to an additional 15 percent of the offered amount of common shares from the company. J.P. Morgan Securities Inc. and Merrill Lynch & Co. will serve as Global Coordinators and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated will serve as joint book-running managers for the offering.

The common stock offering is a part of Lincoln’s broader capital plan that also includes raising up to $500 million in senior debt and targeting approximately $950 million in preferred stock. Any preferred stock would be issued pursuant to the U.S. Treasury’s Capital Purchase Program (CPP).

Lincoln currently intends to contribute approximately $1 billion of the proceeds to its principal insurance subsidiary, The Lincoln National Life Insurance Company, with the remaining $1 billion held at the holding company for general corporate purposes, including the repayment of short-term debt and investment in the company’s core businesses.

These actions supplement dividend reductions, cost cuts, and other actions previously taken to strengthen the company’s capital and liquidity, and solidify the company’s capital positions at both the subsidiary and holding company levels.

Lincoln believes that participation in the CPP provides additional capital flexibility. The company expects to repay this financing as soon as practicable, taking into consideration appropriate balance sheet strength and capital markets conditions. The final level of Lincoln’s participation is expected to be announced by the end of June; in May, the company received preliminary approval for up to $2.5 billion under the program. Any participation in the CPP would be subject to final approval and finalization of terms and conditions.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request them by calling J.P. Morgan Securities Inc. at 866-430-0686 or Merrill Lynch, Pierce, Fenner & Smith Incorporated at 866-500-5408.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in the Philadelphia region, the companies of Lincoln Financial Group had assets under management of $171 billion as of March 31, 2009. Through its affiliated companies, Lincoln Financial Group offers: annuities; life, group life and disability insurance; 401(k) and 403(b) plans; savings plans; mutual funds; managed accounts; institutional investments; and comprehensive financial planning and advisory services. Affiliates also include: Delaware Investments, the marketing name for Delaware Management Holdings, Inc. and its subsidiaries; and Lincoln UK. For more information, including a copy of our most recent SEC reports containing our balance sheets, please visit www.LincolnFinancial.com.

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Contacts:	Jim Sjoreen	Laurel O’Brien
	484 583-1420	484 583-1735
	Investor Relations	Media Relations
	investorrelations@LFG.com	mediarelations@LFG.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this release and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe”, “anticipate”, “expect”, “estimate”, “project”, “will”, “shall” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our business, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:

•	Significant stock market fluctuations, dilution of Lincoln’s equity as well as restrictions on the payment of common stock dividends that may adversely affect the price of Lincoln’s common stock;

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Continued deterioration in general economic and business conditions, both domestic and foreign, that may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding and investment results;

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Continued economic declines and credit market illiquidity could cause us to realize additional impairments on investments and certain intangible assets, including goodwill and a valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;

•	Uncertainty about the impact of the Troubled Asset Relief Program of the U.S. Department of the Treasury on the economy;

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Whether, to what extent and on what terms the federal government grants final approval to our application to participate in the Capital Purchase Program (“CPP”) under the Emergency Economic Stabilization Act of 2008;

•	The cost and other consequences of the additional existing and potential regulations to which Lincoln would become subject as a result of participation in the CPP;

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Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, Lincoln’s products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline VACARVM; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;

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The initiation of legal or regulatory proceedings against Lincoln or its subsidiaries, and the outcome of any legal or regulatory proceedings, such as: (a) adverse actions related to present or past business practices common in businesses in which Lincoln and its subsidiaries compete; (b) adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and extra-contractual and class action damage cases; (c) new decisions that result in changes in law; and (d) unexpected trial court rulings;

•	Changes in interest rates causing a reduction of investment income, the margins of Lincoln’s fixed annuity and life insurance businesses and demand for Lincoln’s products;

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A decline in the equity markets causing a reduction in the sales of Lincoln’s products, a reduction of asset-based fees that Lincoln charges on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads and an increase in liabilities related to guaranteed benefit features of Lincoln’s variable annuity products;

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Ineffectiveness of Lincoln’s various hedging strategies used to offset the impact of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

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A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from Lincoln’s assumptions used in pricing its products, in establishing related insurance reserves and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income, including as a result of stranger-originated life insurance business;

•	Changes in GAAP that may result in unanticipated changes to Lincoln’s net income;

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Lowering of one or more of Lincoln’s debt ratings issued by nationally recognized statistical rating organizations and the adverse impact such action may have on Lincoln’s ability to raise capital and on its liquidity and financial condition;

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Lowering of one or more of the insurer financial strength ratings of Lincoln’s insurance subsidiaries and the adverse impact such action may have on the premium writings, policy retention, profitability of its insurance subsidiaries and liquidity;

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Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of Lincoln’s companies requiring that Lincoln realize losses on such investments;

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The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including Lincoln’s ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions;

•	The adequacy and collectibility of reinsurance that Lincoln has purchased;

•	Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect Lincoln’s businesses and the cost and availability of reinsurance;

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Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that Lincoln can charge for its products;

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The unknown impact on Lincoln’s business resulting from changes in the demographics of Lincoln’s client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and

•	Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers.

The risks included here are not exhaustive. Lincoln’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC include additional factors that could impact Lincoln’s business and financial performance. Moreover, Lincoln operates in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the impact of all risk factors on Lincoln’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this release.